                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-12


             Advent Claymore Convertible Securities and Income Fund
             ------------------------------------------------------
                  Advent/Claymore Enhanced Growth & Income Fund
                 -----------------------------------------------
              (Name of Registrants as Specified in Their Charters)


          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/ No fee required.
/ / Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A
    (2) Aggregate number of securities to which transaction applies: N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
    (4) Proposed maximum aggregate value of transaction: N/A
    (5) Total fee paid: N/A

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

[ADVENT CAPITAL MANAGEMENT, LLC LOGO]

[CLAYMORE(R) LOGO]

       ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
            ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
                     1065 AVENUE OF THE AMERICAS, 31ST FLOOR
                            NEW YORK, NEW YORK 10018

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

     Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund ("AVK") and Advent/Claymore Enhanced Growth & Income Fund ("LCM") (collectively, the "Trusts") that the Joint Annual Meeting of Shareholders of the Trusts (the "Annual Meeting") will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on Tuesday, September 20, 2005, at 12:30 p.m. (Eastern time). The Annual Meeting is being held for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

     1. To amend the Declaration of Trust of each Trust to change the maximum number of Trustees allowed on each Trust's Board of Trustees from seven to nine;

     2. For LCM, to elect four Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified;

     3. For AVK, to elect two Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified;

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION MARKET PREFERRED SHARES OF AVK

     1. To elect two Trustees representing holders of AVK's Auction Market Preferred Shares, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

     The Board of Trustees of each Trust has fixed the close of business on August 15, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

                                        By order of the
                                        Board of each Trust
                                        /s/ Rodd Baxter
                                        Rodd Baxter, Secretary of each Trust

     New York, New York
     August 26, 2005


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

       ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
            ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
                                 PROXY STATEMENT
                                       FOR
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

      This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Joint Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 866.274.2227.

      This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of each Trust of proxies to be voted at the Joint Annual Meeting of Shareholders of the Trusts to be held on Tuesday, September 20, 2005, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Trusts'counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on September 20, 2005, at 12:30 p.m. (Eastern time). This Proxy Statement and the enclosed proxy card(s) ("proxy") are first being sent to the Trusts' shareholders on or about September 2, 2005.

     -  WHY IS A SHAREHOLDER MEETING BEING HELD?

        Because the common shares of each Trust are listed on the New York Stock Exchange ("NYSE"), which requires each Trust to hold an annual meeting of shareholders.

     - WHAT PROPOSALS (EACH A "PROPOSAL," AND COLLECTIVELY THE "PROPOSALS") WILL BE VOTED ON?

        A. Shareholders of each Trust are being asked to approve an amendment to the Declaration of Trust of each such Trust to change the maximum number of Trustees on each Trust's Board from seven to nine ("Proposal A").

        B. Shareholders of LCM are being asked to elect four nominees to the Board of LCM ("Proposal B").

        C. Shareholders of AVK are being asked to elect two nominees to the Board of AVK ("Proposal C").

        D. Holders of AVK's Auction Market Preferred Shares are being asked to elect two nominees to the Board of AVK ("Proposal D").

     -  WILL YOUR VOTE MAKE A DIFFERENCE?

        YES! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.

     -  WHO IS ASKING FOR YOUR VOTE?

        The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Tuesday, September 20, 2005, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting. The Notice of Joint Annual Meeting, the proxy and this Proxy Statement are being mailed on or about September 2, 2005.

     -  HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

        The Board unanimously recommends that you vote "for" each Proposal on which you are entitled to vote.

     -  WHO IS ELIGIBLE TO VOTE?

        Shareholders of record of LCM at the close of business on August 15, 2005, are entitled to be present and to vote on Proposal A (as it relates to LCM) and Proposal B at the Annual Meeting or any adjournment or postponement thereof. Shareholders of record of AVK at the close of business on August 15, 2005, are entitled to be present and to vote on Proposal A (as it relates to AVK) and Proposal C at the Annual Meeting or any adjournment or postponement thereof. Holders of record of Auction Market Preferred Shares of AVK at the close of business on August 15, 2005, are entitled to be present and to vote on Proposal D at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on those Proposals on which holders of those shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at your proxy's discretion unless you specify otherwise in your proxy.

     -  WHY DOES THIS PROXY STATEMENT LIST TWO CLOSED-END FUNDS?

        The Trusts have at least one similar proposal and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that each Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by the other Trust if the Proposal is approved by the shareholders of that Trust.

     -  HOW MANY SHARES OF EACH TRUST WERE OUTSTANDING AS OF THE RECORD DATE?

        At the close of business on August 15, 2005, AVK had 23,352,573.772 common shares outstanding and 11,000 Auction Market Preferred Shares outstanding and LCM had 13,580,240.00 common shares outstanding.

THE PROPOSALS

     -  PROPOSAL A: TO INCREASE THE MAXIMUM NUMBER OF TRUSTEES

        The Declaration of Trust of each Trust currently permits a maximum of seven (7) Trustees to serve on the Board of such Trust. Under recently enacted rules under the Investment Company Act of 1940, as amended (the "1940 Act") which were originally scheduled to take effect on January 16, 2006, at least 75% of the Trustees of the Board of a registered investment company, such as the Trusts, must not be "interested persons" of such registered investment company as that term is defined in Section 2(a)(19) of the 1940 Act in order for such Trust to rely upon certain exemptive rules under the 1940 Act
        (the "75% Independent Trustees Rule"). These exemptive rules are important for each Trust's day to day operations. Although the 75% Independent Trustees Rule has been put on stay by the Court of Appeals for the District of Columbia Circuit pending court review, the Trusts anticipate that the rule may be upheld and in order for each Trust to meet the 75% threshold described above, the Board of each Trust has recommended that the Declaration of Trust of each Trust be amended to increase the maximum size of the Board from seven (7) Trustees to nine (9) Trustees. Assuming shareholders approve the Proposals, each Trust will have eight (8) Trustees on its Board and the Trustees of each Trust will have the flexibility to appoint a ninth Trustee in the future if such Trustees determine that the appointment of a ninth Trustee to the Board of such Trust would be in the best interest of such Trust. Proxies cannot be voted for persons other than those named herein.

      THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL A.

     -  PROPOSALS B, C AND D: TO ELECT TRUSTEES

     -  WHO ARE THE NOMINEES FOR TRUSTEE?

          ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK)

      The Trustees of AVK are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees and the proposed classification of the Trustee nominees:

        CLASS I TRUSTEES OF AVK
        -Mr. Gerald L. Seizert and Mr. Derek Medina are the Class I Trustees of AVK. It is currently anticipated that they will stand for re-election at the Trusts' 2007 joint annual meeting of shareholders. Mr. Randall C. Barnes+ is a nominee for election as a Class I Trustee of AVK and is standing for election at the Annual Meeting.

        CLASS II TRUSTEES OF AVK
        -Mr. Michael A. Smart* and Mr. Ronald A. Nyberg* are the Class II Trustees of AVK. They are standing for re-election at the Annual Meeting. Mr. Daniel Black is a nominee for election as a Class II Trustee of AVK and is standing for election at the Annual Meeting.

        CLASS III TRUSTEES OF AVK
        -Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class III Trustees of AVK. It is currently anticipated that they will stand for re-election at the Trusts' 2006 joint annual meeting of shareholders.

----------
  * Designated as Trustees representing the Trust's preferred shareholders.

  + The election of Mr. Randall C. Barnes to the Board of AVK is contingent upon the shareholders of AVK approving Proposal A, the approval of which would increase the maximum number of Trustees permitted on the Board of AVK and permit Mr. Randall C. Barnes to join the Board of AVK as a Class I Trustee.

      As indicated above, shareholders of AVK are being asked to elect the following two nominees as Trustees of AVK at the Annual Meeting: Mr. Randall C. Barnes as a Class I Trustee and Mr. Daniel Black as a Class II Trustee. Holders of AVK's Auction Market Preferred Shares are being asked to elect the following two Class II Trustees of AVK at the Annual Meeting: Mr. Michael A. Smart and Mr. Ronald A. Nyberg. The holders of AVK's Auction Market Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each of Mr. Michael A. Smart and Mr. Ronald A. Nyberg. The holders of AVK's common shares and Auction Market Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of Mr. Randall
C. Barnes as a Class I Trustee of AVK and Mr. Daniel Black as Class II Trustee of AVK.

      Each Class II Trustee and the Class II Trustee nominee of AVK, if elected, will hold office for three years or until his successor shall have been elected and qualified. If elected as a Class I Trustee, Mr. Daniel Black will hold office until the Trusts' 2007 joint annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of AVK will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Michael A. Smart and Mr. Ronald A. Nyberg are currently Class II Trustees of AVK. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class II Trustees named above, and "FOR" the Class I and Class II Trustee nominees named above. Each Class II Trustee of AVK and each of the additional Class I and Class II Trustee nominees has indicated that he has consented to serve as a Trustee of AVK if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

               ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)

      The Trustees of LCM are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees as follows:

        CLASS I TRUSTEES OF LCM
        -Mr. Michael A. Smart and Mr. Ronald A. Nyberg are the Class I Trustees of LCM. They are standing for re-election at the Annual Meeting. Mr. Daniel Black is a nominee for election as a Class I Trustee of LCM and is standing for election at the Annual Meeting.

        CLASS II TRUSTEES OF LCM
        -Mr. Tracy V. Maitland and Mr. Nicholas Dalmaso are the Class II Trustees of LCM. It is currently anticipated that they will stand for re-election at the Trusts' 2006 joint annual meeting of shareholders.

        CLASS III TRUSTEES OF LCM
        -Mr. Gerald L. Seizert and Mr. Derek Medina are the Class III Trustees of LCM. It is currently anticipated that they will stand for re-election at the Trusts' 2007 joint annual meeting of shareholders. Mr. Randall C. Barnes+ is a nominee for election as a Class III Trustee of LCM and is standing for election at the Annual Meeting.

----------
  + The election of Mr. Randall C. Barnes to the Board of LCM is contingent upon the shareholders of LCM approving Proposal A with respect to LCM, the approval of which would increase the maximum number of Trustees permitted on the Board of LCM and permit Mr. Randall C. Barnes to join the Board of LCM as a Class III Trustee.

      As indicated in the above table, shareholders are being asked to elect the following two Class I Trustees at the Annual Meeting: Mr. Michael A. Smart and Mr. Ronald A. Nyberg. Shareholders are also being asked to elect the following two nominees as Trustees at the Annual Meeting: Mr. Daniel Black as a Class I Trustee and Mr. Randall C. Barnes as a Class III Trustee. The holders of LCM's common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of each Class I Trustee and with respect to the election of Mr. Daniel Black as a Class I Trustee and Mr. Randall C. Barnes as a Class III Trustee.

      Each Class I Trustee and the Class I Trustee nominee of LCM, if elected, will hold office for three years or until his successor shall have been elected and qualified. If elected as a Class III Trustee, Mr. Randall C. Barnes will hold office until the Trusts' 2007 Joint Annual Meeting of Shareholders or until his successor shall have been elected and qualified. The other Trustees of LCM will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Mr. Michael A. Smart and Mr. Ronald A. Nyberg are currently Class I Trustees of LCM. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees of LCM named above, as well as for the Class I and Class III Trustee nominees named above. Each Class I Trustee of LCM and each of the additional Class I and Class III nominees has indicated that he has consented to serve as a Trustee of LCM if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

      Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. Except as indicated in the chart below, each individual has held the office shown or other offices in the same company since each of the Trusts commenced their respective operations. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Trust, (ii) AVK's investment advisor and LCM's investment manager, Advent Capital Management, LLC ("Advent"), (iii) Claymore Securities, Inc., AVK's shareholder servicing agent or (iv) Claymore Advisors, LLC ("Claymore"), LCM's investment advisor, and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 of the Securities Exchange Act of 1934 (the "Independent Trustees"). Each Trustee of LCM has served in such capacity since March 30, 2004. Each Trustee of AVK has served in such capacity since March 27, 2003. AVK and LCM are the only registered funds in the Advent Claymore fund complex. The business address of each current Trustee and officer is c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

TRUSTEES AND TRUSTEE NOMINEES

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                              POSITION                                              COMPLEX
                                HELD                PRINCIPAL OCCUPATION           OVERSEEN             OTHER DIRECTORSHIPS
NAME AND AGE                 WITH TRUST          DURING THE PAST FIVE YEARS        BY TRUSTEE             HELD BY TRUSTEE
-------------------------  -------------  --------------------------------------  -----------  ------------------------------------
INTERESTED TRUSTEES:

Tracy V. Maitland*         Trustee,       President of Advent Capital                   2      None.
Age: 45                    Chairman,      Management, LLC, which he
                           President and  founded in June, 2001. Prior to June,
                           Chief          2001, President of Advent Capital
                           Executive      Management, a division of Utendahl
                           Officer(1)     Capital.

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                              POSITION                                              COMPLEX
                                HELD                PRINCIPAL OCCUPATION           OVERSEEN             OTHER DIRECTORSHIPS
NAME AND AGE                 WITH TRUST          DURING THE PAST FIVE YEARS        BY TRUSTEE             HELD BY TRUSTEE
-------------------------  -------------  --------------------------------------  -----------  ------------------------------------
INTERESTED TRUSTEES:

Nicholas Dalmaso*          Trustee(1)     Senior Managing Director and                  2      Trustee, MBIA Capital/Claymore
Age: 40                                   General Counsel of Claymore                          Managed Duration Investment
                                          Advisors, LLC and Claymore                           Grade Municipal Fund; Western
                                          Securities, Inc. (2001-present).                     Asset/Claymore U.S. Treasury
                                          Manager, Claymore Fund                               Inflation Protected Securities
                                          Management Company, LLC.                             Fund; Western Asset/Claymore U.S.
                                          Formerly, Assistant General Counsel,                 Treasury Inflation Protected
                                          John Nuveen and Company Inc.                         Securities Fund 2;
                                          (asset manager) (1999-2001). Former                  Dreman/Claymore Dividend &
                                          Vice President and Associate General                 Income Fund; TS&W/Claymore
                                          Counsel of Van Kampen                                Tax-Advantaged Balanced Fund;
                                          Investments, Inc. (1992-1999).                       Madison/Claymore Covered Call
                                                                                               Fund; Fiduciary/Claymore MLP
                                                                                               Opportunity Fund;
                                                                                               Fiduciary/Claymore Dynamic
                                                                                               Equity Fund; Old Mutual/Claymore
                                                                                               Long-Short Fund; and the funds in
                                                                                               the Claymore family of mutual
                                                                                               funds.(3)

INDEPENDENT TRUSTEES:

Derek Medina               Trustee(1)     Vice President, Business Affairs and          2      Director of Young Scholar's
Age: 38                                   News Planning at ABC News from                       Institute. Former Director of
                                          2003-present. Formerly, Executive                    Episcopal Social Services.
                                          Director, Office of the President at
                                          ABC News (2000-2003). Former
                                          Associate at Cleary Gottlieb Steen &
                                          Hamilton (law firm) (1995-1998).
                                          Former associate in Corporate
                                          Finance at J.P. Morgan/Morgan
                                          Guaranty (1988-1990).

Ronald A. Nyberg           Trustee(1)     Principal of Ronald A. Nyberg, Ltd.,          2      Trustee, MBIA Capital/Claymore
Age: 52                                   a law firm specializing in corporate                 Managed Duration Investment
                                          law, estate planning and business                    Grade Municipal Fund; Western
                                          transactions from 2000-present.                      Asset/Claymore U.S. Treasury
                                          Formerly, Executive Vice President,                  Inflation Protected Securities
                                          General Counsel and Corporate                        Fund; Western Asset/Claymore
                                          Secretary of Van Kampen                              U.S. Treasury Inflation Protected
                                          Investments (1982-1999).                             Securities Fund 2;
                                                                                               Dreman/Claymore Dividend &
                                                                                               Income Fund; TS&W/Claymore
                                                                                               Tax-Advantaged Balanced Fund;
                                                                                               Madison/Claymore Covered Call
                                                                                               Fund; Fiduciary/Claymore MLP
                                                                                               Opportunity Fund;
                                                                                               Fiduciary/Claymore Dynamic
                                                                                               Equity Fund; Old Mutual/Claymore
                                                                                               Long-Short Fund; and the funds in
                                                                                               the Claymore family of mutual
                                                                                               funds.(3)

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                              POSITION                                              COMPLEX
                                HELD                PRINCIPAL OCCUPATION           OVERSEEN             OTHER DIRECTORSHIPS
NAME AND AGE                 WITH TRUST          DURING THE PAST FIVE YEARS        BY TRUSTEE             HELD BY TRUSTEE
-------------------------  -------------  --------------------------------------  -----------  ------------------------------------
INDEPENDENT TRUSTEES:

Gerald L. Seizert          Trustee(1)     Chief Executive Officer of Seizert            2      Former Director of Loomis, Sayles
Age: 52                                   Capital Partners, LLC, where he                      and Co., L.P.
                                          directs the equity disciplines of the
                                          firm and serves as a co-manager of
                                          the firm's hedge fund, Proper
                                          Associates, LLC from 2000-present.
                                          Formerly Co-Chief Executive (1998-
                                          1999) and a Managing Partner and
                                          Chief Investment Officer-Equities of
                                          Munder Capital Management, LLC
                                          (1995-1999). Former Vice President
                                          and Portfolio Manager of Loomis,
                                          Sayles & Co., L.P. (asset manager)
                                          (1984-1995). Former Vice President
                                          and Portfolio Manager at First of
                                          America Bank (1978-1984).

Michael A. Smart           Trustee(1)     Managing Partner, Williams Capital            2      Director, Country Pure Foods.
Age: 44                                   Partners, L.P., Advisor to First
                                          Atlantic Capital Ltd., a private
                                          equity firm (2001-present). Formerly a
                                          Managing Director in Investment
                                          Banking-The Private Equity Group
                                          (1995-2001) and a Vice President in
                                          Investment Banking-Corporate
                                          Finance (1992-1995) at Merrill
                                          Lynch & Co. Founding Partner of
                                          The Carpediem Group, a private
                                          placement firm (1991-1992). Former
                                          associate at Dillon, Read and Co.
                                          (investment bank) (1988-1990).

Daniel Black(2)            Trustee        Principal, The Wicks Group of               N/A      Trustee, Bank Street College of
Age: 45                    Nominee        Companies, LLC (2001-present).                       Education
                                          Formerly, Managing Director and
                                          Co-head of the Merchant Banking
                                          Group at BNY Capital Markets, a
                                          division of The Bank of New York
                                          Company, Inc. (1998-2003).

Randall C. Barnes(2)       Trustee        Investor (2001-present). Formerly,          N/A      Trustee, Madison/Claymore Covered
Age: 53                    Nominee        Senior Vice President Treasurer                      Call Fund; Fiduciary/Claymore MLP
                                          (1993-1997), President, Pizza Hut                    Opportunity Fund;
                                          International (1991-1993) and Senior                 Fiduciary/Claymore Dynamic
                                          Vice President, Strategic Planning                   Equity Fund; TS&W/Claymore
                                          and New Business Development                         Tax-Advantaged Balanced Fund; Old
                                          (1987-1990) of PepsiCo, Inc.                         Mutual/Claymore Long-Short Fund; and
                                          (1987-1997).                                         the funds in the Claymore family
                                                                                               of mutual funds.(3) Director,
                                                                                               Lykes Bros.


----------
  * "Interested person" of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent. Mr. Dalmaso in an interested person due to his relationship with the Claymore entities that serve as LCM's investment manager and AVK's shareholder servicing agent.

  (1) Trustee since commencement of operation of each Trust. After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

  (2) Mr. Black and Mr. Barnes will each become a Trustee of each Trust if Proposals A, B and C are approved by the respective shareholders of that Trust. If Proposal A is not approved by a Trust, Mr. Black will be appointed by the Trustees of such Trust to fill the current vacancy on the Board of Trustees of such Trust. Mr. Barnes will be appointed as a Trustee of a Trust only if the shareholders of such Trust approve Proposal A (increasing the number of Trustees) and the proposal to elect Mr. Barnes. Mr. Black and Mr. Barnes, if elected as Trustees, would each be independent Trustees of the Trusts.

  (3) The Claymore family of mutual funds includes two open-end investment companies.

EXECUTIVE OFFICERS

                                                                                    PRINCIPAL OCCUPATION DURING
NAME AND AGE                              TITLE                                         THE PAST FIVE YEARS
---------------------------  -------------------------------  ------------------------------------------------------------------
OFFICERS:

F. Barry Nelson              Vice President and Assistant     Advent Capital Management, LLC: Senior Vice President,
Age: 62                      Secretary of AVK                 Co-Portfolio Manager and Research Director, June 2001 to
                             Vice President of LCM            present. Prior to June 2001, Mr. Nelson held the same position at
                                                              Advent Capital Management, a division of Utendahl Capital.

Rodd Baxter                  Secretary and Chief              Advent Capital Management, LLC: General Counsel--Legal,
Age: 55                      Compliance Officer of both       2002 to present; SG Cowen Securities Corporation: Director and
                             AVK and LCM                      Senior Counsel, 1998-2002.

Paul Latronica(2)            Treasurer and Chief              Advent Capital Management, LLC: Vice President and Senior
Age: 33                      Financial Officer of both        Trader, June 2000--present. Prior to June 2000, Mr. Latronica
                             AVK and LCM                      held the same position at Advent Capital Management, a division of Utendahl Capital.

Heidemarie Gregoriev         Assistant Secretary of LCM       Vice President and Assistant General Counsel, Claymore Advisors,
Age: 34                                                       LLC and Claymore Securities, Inc. since 2004; Legal Counsel,
                                                              Henderson Global Investors (North America) Inc. and Assistant
                                                              Secretary (2001-2004) and Chief Legal Officer (2003-2004) of
                                                              Henderson Global Funds; Attorney, Gardner, Carton, & Douglas
                                                              (1997-2001).

Steven M. Hill               Assistant Treasurer of LCM       Senior Managing Director and Chief Financial Officer of
Age: 40                                                       Claymore Advisors, LLC and Claymore Securities, Inc.
                                                              Previously, Treasurer of Henderson Global Funds and Operations
                                                              Manager for Henderson Global Investors (North America) Inc.,
                                                              from 2002-2003; Managing Director, FrontPoint Partners LLC
                                                              (2001-2002); Vice President, Nuveen Investments (1999-2001).

----------
 (2) Mr. Latronica has held his current position since June 29, 2005.

     -  DOES THE BOARD HAVE ANY COMMITTEES?

        Yes. The Trustees have determined that the efficient conduct of the Trusts'affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating Committee.

        AUDIT COMMITTEE

        Each Trust has an Audit Committee, composed of certain of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for the applicable Trust and reviewing accounting matters with the accountants. Due to the recent resignation of a former Independent Trustee who served on the Audit Committee of each Trust, the Audit Committee of each Trust is currently composed of two Independent Trustees. Prior to the Audit Committee of each Trust taking any action on behalf of the Trusts, the Board of each Trust plans to appoint one or more additional Independent Trustees to the Audit Committee of each Trust.

        The Audit Committee of AVK presents the following report:

        The Audit Committee of AVK has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of AVK with management of AVK, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of AVK that the financial statements be included in AVK's Annual Report for the past fiscal year.

        The Audit Committee of AVK is governed by a written charter, which was approved by AVK's Board on March 27, 2003.

        The members of the Audit Committee of each Trust are Messrs.
        Seizert and Smart, both of whom are Independent Trustees. The Board of each Trust has determined that that Trust has two audit committee financial experts serving on its Audit Committee, Messrs. Seizert and Smart, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to each Trust

        The Audit Committee of LCM is also governed by a written charter, which was approved by LCM's board on March 30, 2004 and is attached hereto as Appendix A.

        NOMINATING COMMITTEE

        The Board of each Trust has a Nominating Committee, which performs the functions set forth in the Joint Nominating Committee Charter of the Trusts. The Nominating Committee is composed of all of the Independent Trustees. Each Trust's Independent Trustees meet regularly as a group in executive session as the Nominating Committee.

        As part of its duties, the Nominating Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

            - The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

            - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board.

        The shareholder recommendation and information described above must be sent to the applicable Trust's Secretary, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders. The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.

        The Joint Nominating Committee Charter of the Trusts is attached hereto as Appendix B.

     - DO THE TRUSTS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

        It is the Trusts' policy to encourage Trustees to attend annual meetings. At the annual meeting of AVK held on October 28, 2004, the following Trustee was present: Nicholas Dalmaso. No annual meetings have been held for LCM to date.

     -  HOW CAN THE TRUSTS' SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

        Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018.

     -  HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE TRUSTS?

        As of August 11, 2005, the Trustees owned shares of common stock of the Trusts in the following amounts:

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                                        OVERSEEN BY TRUSTEES IN
                                                                                               FAMILY OF
        NAME OF TRUSTEE OR      DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY       REGISTERED INVESTMENT
        TRUSTEE NOMINEE            SECURITIES IN AVK           SECURITIES IN LCM              COMPANIES(*)
        ------------------      ----------------------      ----------------------      -------------------------
        Tracy V. Maitland            over $100,000             $10,001 - $50,000              over $100,000
        Nicholas Dalmaso                   0                           0                            0
        Derek Medina                 $1 - $10,000                $1 - $10,000                 $1 - $10,000
        Ronald A. Nyberg           $10,001 - $50,000             $1  - $10,000              $10,001 - $50,000
        Gerald L. Seizert            over $100,000             $10,001 - $50,000              over $100,000
        Michael A. Smart           $10,001 - $50,000                   0                    $10,001 - $50,000
        Daniel Black**               over $100,000                     0                      over $100,000
        Randall C. Barnes**               0                            0                           0

----------
         * The "family of registered investment companies" includes only the Trusts.

        ** Nominee for election to the Board of Trustees.

        As of August 11, 2005, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.

     -  HOW OFTEN DO THE TRUSTEES MEET?

        One meeting of the Board of LCM was held during the period from LCM's inception through October 31, 2004. Six meetings of the Board of AVK were held during its last fiscal year between November 1, 2003 and October 31, 2004.

        One meeting of the Audit Committee of LCM was held during the period from LCM's inception through October 31, 2004. Three meetings of the Audit Committee of AVK were held during its last fiscal year between November 1, 2003 and October 31, 2004.

        Each Trustee of LCM attended at least 75% of the aggregate of: (i) all regular meetings of the Board of LCM held during the period from LCM's organization through October 31, 2004; and (ii) all meetings of all committees of the Board of LCM on which the Trustee served held during the period from LCM's inception through October 31, 2004.

        Each Trustee of AVK attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AVK held during the period from November 1, 2003 through October 31, 2004; and (ii) all meetings of all committees of the Board of AVK on which the Trustee served held during the period from November 1, 2003 through October 31, 2004.

     -  WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

        The following table provides information regarding the compensation of the Trusts' Trustees. This table assumes that each Trust had a full fiscal year of operations:

                                                           ESTIMATED COMPENSATION    ESTIMATED TOTAL COMPENSATION
        NAME OF BOARD MEMBER      COMPENSATION FROM AVK          FROM LCM(1)           FROM THE FUND COMPLEX(1)
        --------------------      ---------------------    ----------------------    ----------------------------
        Tracy V. Maitland               $      0                  $      0                     $      0
        Nicholas Dalmaso                $      0                  $      0                     $      0
        Derek Medina                    $ 11,000                  $ 18,000                     $ 29,000
        Ronald A. Nyberg                $  9,000                  $ 18,000                     $ 27,000
        Gerald L. Seizert               $ 10,750                  $ 19,000                     $ 29,750
        Michael A. Smart                $ 11,750                  $ 19,000                     $ 30,750

----------
        (1) Assumes that LCM had a full fiscal year of operations.

     THE BOARD OF THE TRUSTS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL A, PROPOSAL B, PROPOSAL C AND PROPOSAL D.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by each Trust in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of both of the Trusts. In addition, certain officers, trustees, directors and employees of the Trust, Advent and Claymore (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     The affirmative vote of a majority of the shares present for each Trust at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the applicable Proposals (including a quorum of AVK's Auction Market Preferred Shares with respect to Proposal D) is present is necessary to approve the Proposal for each respective Trust.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Meeting and will not affect the result of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board of each Trust has fixed the close of business on August 15, 2005 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

INVESTMENT ADVISOR AND INVESTMENT MANAGER

     Advent Capital Management, LLC acts as AVK's investment advisor and LCM's investment manager. Advent is responsible for making investment decisions with respect to the investment of the Trusts' assets. Advent is located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018. As of June 30, 2005, Advent had approximately $3.1 billion in assets under management.

     Claymore Advisors, LLC acts as LCM's investment advisor. Claymore is responsible for monitoring the investment decisions with respect to the investment of LCM's assets by Advent. Claymore is located at 2455 Corporate West Drive, Lisle, IL 60532. As of June 30, 2005, Claymore had approximately $4.4 billion in assets under management.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP ("PWC") has been selected as the Trusts' independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during each Trust's fiscal years ending in 2004 and 2005. The Trust does not know of any direct or indirect financial interest of PWC in the Trusts.

     Representatives of PWC will attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

ADMINISTRATOR

     The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Trusts' administrator.

AUDIT FEES

     The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from March 27, 2003 (inception of AVK) through October 31, 2003 were $65,000. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2003 through October 31, 2004 were $70,000.

     The aggregate fees billed to LCM by PWC for professional services rendered for the "seed capital" audit of LCM for the period from January 30, 2004 (inception of LCM) through October 31, 2004 were $25,000.

AUDIT-RELATED FEES

     The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from March 27, 2003 (inception of AVK) through October 31, 2003 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $45,500 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares and for services rendered, and out of pocket expenses incurred, in connection with AVK's registration statements, comfort letters and consents). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2003 through October 31, 2004 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $37,500 (such fees relate to the performance by PWC of agreed-upon procedures in connection with the Trust's Auction Market Preferred Shares and for services rendered, and out of pocket expenses incurred, in connection with Trust registration statements, comfort letters and consents). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from January 30, 2004 (inception of LCM) through October 31, 2004 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0 (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Trust registration statements, comfort letters and consents). PWC did not perform any other assurance and related services that were required to be approved by either Trust's Audit Committee for such period.

TAX FEES

     The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from March 27, 2003 (inception of AVK) through October 31, 2003 for professional services rendered for tax compliance, tax advice, and tax planning were $6,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2003 through October 31, 2004 for professional services rendered for tax compliance, tax advice, and tax planning were $6,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from January 30, 2004 (inception of LCM) through October 31, 2004 for professional services rendered for tax compliance, tax advice, and tax planning were $0 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns). PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts' Audit Committee for such period.

ALL OTHER FEES

     Neither Trust paid PWC for services other than those described above during the last two fiscal years (or periods).

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by PWC from March 27, 2003 to October 31, 2003 for services rendered to AVK were $51,500.

     The aggregate non-audit fees billed by PWC from November 1, 2003 to October 31, 2004 for services rendered to AVK were $0.

     The aggregate non-audit fees billed by PWC from January 30, 2004 (inception of LCM) through October 31, 2004 for services rendered to LCM were $0.

     In addition, the aggregate non-audit fees billed by PWC for the period from March 27, 2003 through October 31, 2003 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trust were $84,000.

     The aggregate non-audit fees billed by PWC for the period from November 1, 2003 to October 31, 2004 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $7,000.

     The aggregate non-audit fees billed by PWC for the period from January 30, 2004 (inception of LCM) through October 31, 2004 for services rendered to Claymore, or any entity controlling, controlled by, or under common control with Claymore that provides ongoing services to LCM were $0.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     On June 19, 2003, the Audit Committee of AVK adopted Pre-Approval Policies and Procedures. On March 30, 2004, the Audit Committee of LCM adopted Pre-Approval Policies and Procedures, which are attached hereto as Annex B to the Audit Committee Charter of LCM which appears in Appendix B hereto. Since the adoption of such policies and procedures, the Audit Committee of the Trusts has pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Claymore, or any entity controlling, controlled by, or under common control with Advent or Claymore, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee of AVK has considered whether the provision of non-audit services that were rendered by PWC from March 27, 2003 to October 31, 2004 to Advent or any entity controlling, controlled by, or under common control with Advent that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of AVK has made a determination that such non-audit services are compatible with maintaining PWC's independence. The Audit Committee of LCM has also considered whether the provision of non-audit services that were rendered by PWC from January 30, 2004 (inception of LCM) to October 31, 2004 to Advent or Claymore or any entity controlling, controlled by, or under common control with Advent or Claymore that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of LCM has made a determination that such non-audit services are compatible with maintaining PWC's independence.

     Advent and affiliates of Advent performing services for one or both of the Trusts paid no fees to PWC in either Trusts' most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

PRINCIPAL SHAREHOLDERS

     As of August 15, 2005, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of either Trust.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     Each trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 866.274.2227 (toll free).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Trustees, certain officers of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trust's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2004, all filings applicable to such persons were completed and filed.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to employees of Advent with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by a Trust at such Trust's principal executive offices by May 15, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than July 20, 2006.

OTHER MATTERS

     The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                                     Very truly yours,

                                     /s/ Tracy V. Maitland

                                     TRACY V. MAITLAND
                                     CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                     AND PRESIDENT OF THE TRUSTS

August 26, 2005

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

                AS ADOPTED BY THE BOARD OF TRUSTEES MARCH 2004(1)

1.    PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the "AUDIT COMMITTEE") of the Board of Trustees (the "BOARD") of the Advent/Claymore Enhanced Growth & Income Fund (the "TRUST") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust's independent auditor (the "INDEPENDENT AUDITOR"), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement, if any.

2.    COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Board. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "ACT") and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the "NYSE"). Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE listing standards.

     According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Trust (an "INDEPENDENT TRUSTEE") as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 ACT").

     According to the NYSE listing standards, a member is independent if he or she has no relationship with the Trust that may interfere with the exercise of his or her independence from the Trust, Claymore Advisors (the "ADVISOR") and Advent Capital Management, LLC (the "INVESTMENT MANAGER") and (a) is not an employee of the Trust, the Advisor or the Investment Manager, (b) is not a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with such Trust, (c) is not employed as an executive of another company for which an executive of the Trust serves on that company's compensation committee, and (d) does not have an immediate family member who is an executive officer of any Trust, the Advisor or the Investment Manager.

     No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

     Each member of the Audit Committee must be "financially literate" (as such term is defined from time-to-time by the NYSE rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Trust's annual report filed with the SEC. The Audit Committee shall recommend

----------
   (1) This Audit Committee Charter, adopted in the month mentioned above, supercedes and replaces all prior versions that may have been adopted from time to time.

to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

     The chairperson of the Audit Committee shall be designated by the Board upon recommendation from the Audit Committee, PROVIDED that if the Board does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Board.

3.    MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with
(a) the chief financial officer of the Trust, (b) management of Advent responsible for the Trust's internal audit function and for assisting with the preparation of the Trust's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

     A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee meeting in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by applicable law.

     The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

4.    AUTHORITY

     The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

5.    DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

     a.     OVERSIGHT OF THE AUDITOR'S ENGAGEMENT/INDEPENDENCE

          i. Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

          ii. Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

          iii. Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to the Advisor and the Investment Manager or (2) to any entity controlling, controlled by or under common control with the Advisor or the Investment Manager that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the "COVERED SERVICES" and the entities referred to in clause (B), collectively, the "COVERED ENTITIES"); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE listing standards;

          iv. Obtain at least annually from the Independent Auditor and review a report describing:

                (A) the Independent Auditor's internal quality-control procedures; and

                (B) any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

          v. Obtain quarterly "notice reports" for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust's Audit Committee provided (A) to the Advisor or the Investment Manager, (B) to any entity controlling, controlled by or under common control with the Advisor or the Investment Manager, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such "notice reports" or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

          vi. Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

          vii. Oversee the independence of the Independent Auditor by, among other things:

                (A) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

                (B) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

                (C) monitoring compliance by the Trust, the Advisor, the Investment Manager and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

                (D) considering whether there should be a regular rotation of the Independent Auditor; and

          viii. Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

     b.     OVERSIGHT OF THE AUDIT

          i. Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

          ii. Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

                (A)  all critical accounting policies and practices used;

                (B) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

                (C) other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

          iii. Review with the chief financial officer of the Trust and management of the Advisor and the Investment Manager responsible for assisting with the preparation of the Trust's financial statements and the Independent Auditor, the following:

                (A) the Trust's annual audited financial statements and interim financial statements, and any major issues related thereto;

                (B) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust's financial statements; and

                (C) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

          iv. Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

                (A) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

                (B) any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

                (C) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

          v. Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

          vi. Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

     c.     OVERSIGHT OF CONTROLS AND PROCEDURES

          i. Review periodically a report from the Trust's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

                (A) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the "RELATED ENTITIES"), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

                (B) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust's internal controls; and

                (C) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

     d.     COMPLIANCE

          i. Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust's management, including the chief financial officer, management of the Advisor and the Investment Manager and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

          ii. Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent or other persons of concerns regarding questionable accounting or auditing matters; and

          iii. Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

     e.     MISCELLANEOUS

          i. Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

          ii.   Report regularly to the Board on its activities, as appropriate;
                and

          iii. Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

6.    PRE-APPROVAL PROCEDURES

     The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.

7.    REPORTING

     The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

     The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust's annual report for the past fiscal year, as filed with the SEC.

8.    RESOURCES

     The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

9.    LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

       - planning or conducting the audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

       - determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

       - determining whether the Trust's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

       - establishing, designing or maintaining disclosure controls and procedures for the Trust.

     In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust, the Advisor or the Investment Manager. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, the Advisor, the Investment Manager and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

                                                                         ANNEX A

                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

                        AS ADOPTED BY THE AUDIT COMMITTEE
                                 MARCH 30, 2004

STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent/Claymore Enhanced Growth & Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the

                                      A-1-1
extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

                                      A-1-2

                                                                      APPENDIX B

                        ADVENT CLAYMORE CLOSED END FUNDS

                       JOINT NOMINATING COMMITTEE CHARTER

     There shall be a nominating committee of the Board of Trustees which shall be composed of all of the Trustees (the "Independent Trustees") who are not interested persons of any investment advisor to the investment companies in the above-named fund complex (each, a "Fund").

     The function of the nominating committee is to search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board, to review the qualifications of individuals recommended as potential nominees, to develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and to make recommendations to the full Board with respect to candidates for the Board.

     The nominating committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the nominating committee will take into consideration the needs of each Board and the qualifications of the candidate. The nominating committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the nominating committee, a shareholder must submit the recommendation in writing and must include:

       - The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

       - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the nominating committee and nominated by the Board.

     The nominating committee believes that the minimum qualifications for serving as a Trustee of the Fund(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the nominating committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund(s). The nominating committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The nominating committee may, if it so chooses, also review periodically the functioning of the Board and Trustees subject to re-election.

     The nominating committee shall act by majority of its members present at a meeting at which at least half of its members are present or by written consent of a majority of its members.

     The nominating committee is authorized to consult independent counsel and other service providers and to subscribe for or otherwise obtain information it considers useful in performing is responsibilities.

     The nominating committee shall review and evaluate its own performance on an annual basis.

     The nominating committee shall review and reassess the adequacy of this charter on an annual basis and propose any changes for approval by the Independent Trustees.

        PROXY TABULATOR
         P.O. BOX 9132
     HINGHAM, MA 02043-9132


                       SOLICITED BY THE BOARD OF TRUSTEES
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2005

PREFERRED

The annual meeting of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 20, 2005, at 12:30 P.M. EST. The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                              PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     Date ________________, 2005

                       -------------------------------------------------------
                       |                                                     |
                       |                                                     |
                       |                                                     |
                       |                                                     |
                       -------------------------------------------------------
                        Signature                           (SIGN IN THE BOX)

                        For joint registrations, both parties should sign.

                                                                     cavk-jh-aps

                                         PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.       /X/
                                         PLEASE DO NOT USE FINE POINT PENS.

                                                                                                       FOR        AGAINST    ABSTAIN
1. To amend the Declaration of Trust of the Trust to change the maximum number                         / /          / /        / /
   of Trustees allowed on the Trust's Board of Trustees from seven to nine.

                                                                                                    FOR ALL      WITHHOLD
                                                                                                    nominees     AUTHORITY
                                                                                                    except as     to vote
                                                                                                  marked to the   for all
                                                                                                   contrary at   nominees.
2. Election of Trustees:                                                                              left.
   (01) Mr. Randall C. Barnes, (02) Mr. Daniel Black, (03) Mr. Michael A. Smart and
   (04) Mr. Ronald A. Nyberg

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE             / /          / /
   NOMINEE(S) ON THE LINE BELOW.

   ___________________________________________________________________________


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

        PROXY TABULATOR
         P.O. BOX 9132
     HINGHAM, MA 02043-9132


                       SOLICITED BY THE BOARD OF TRUSTEES
             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2005

COMMON

The annual meeting of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 20, 2005, at 12:30 P.M. EST. The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.
                              PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                  PROMPTLY IN THE ENCLOSED ENVELOPE.

                                     Date _________________, 2005

                       -------------------------------------------------------
                       |                                                     |
                       |                                                     |
                       |                                                     |
                       |                                                     |
                       -------------------------------------------------------
                        Signature                           (SIGN IN THE BOX)

                        For joint registrations, both parties should sign.

                                                                     cavk-jh-cmn

                                         PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.       /X/
                                         PLEASE DO NOT USE FINE POINT PENS.

                                                                                                       FOR        AGAINST    ABSTAIN
1. To amend the Declaration of Trust of the Trust to change the maximum number                         / /          / /        / /
   of Trustees allowed on the Trust's Board of Trustees from seven to nine.

                                                                                                     FOR ALL     WITHHOLD
                                                                                                    nominees     AUTHORITY
                                                                                                    except as     to vote
                                                                                                  marked to the   for all
                                                                                                   contrary at   nominees.
2. Election of Trustees:                                                                              left.
   (01) Mr. Randall C. Barnes and (02) Mr. Daniel Black

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE             / /          / /
   NOMINEE(S) ON THE LINE BELOW.

   ___________________________________________________________________________


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

         PROXY TABULATOR
          P.O. BOX 9132
     HINGHAM, MA 02043-9132




                       SOLICITED BY THE BOARD OF TRUSTEES
                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 20, 2005


The annual meeting of Advent/Claymore Enhanced Growth & Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 20, 2005, at 12:30 P.M. EST. The undersigned hereby appoints each of Rodd Baxter and F. Barry Nelson as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                  PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                     PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date __________________, 2005

                            ---------------------------------------------------
                            |                                                 |
                            |                                                 |
                            |                                                 |
                            ---------------------------------------------------
                            Signature                         (SIGN IN THE BOX)

                            For joint registrations, both parties should sign.

                            PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   X
                            PLEASE DO NOT USE FINE POINT PENS.


                                                                                            FOR          AGAINST        ABSTAIN

1.   To amend the Declaration of Trust of the Trust to change the maximum number            / /            / /             / /
     of Trustees allowed on the Trust's Board of Trustees from seven to nine.

                                                                                           FOR ALL       WITHHOLD
                                                                                          nominees       AUTHORITY
                                                                                          except as       to vote
                                                                                        marked to the     for all
2.   Election of Trustees:                                                               contrary at     nominees.
                                                                                            left.
     (01) Mr. Michael A. Smart, (02) Mr. Ronald A. Nyberg, (03) Mr. Daniel Black
     and (04) Mr. Randall C. Barnes
     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE                              / /
     NUMBER OF THE NOMINEE(S) ON THE LINE BELOW.                                              / /


     ___________________________________________________________________________



                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.